Exhibit 10.1

EXECUTION VERSION

AMENDED AND RESTATED FORBEARANCE AGREEMENT

This Amended and Restated Forbearance Agreement (this “Agreement”) is entered into as of May 26, 2016, by and among Hercules Offshore, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) and the Lenders signatory hereto. Any capitalized terms not specifically defined herein will have the meaning ascribed to them in the Credit Agreement.

RECITALS

A. WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Subsidiary Guarantors, and the Lenders party thereto entered into that certain Credit Agreement, dated as of November 6, 2015 (as may be amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”);

B. WHEREAS, the Borrower, the Subsidiary Guarantors, certain Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Forbearance Agreement and First Amendment to Credit Agreement, dated as of April 18, 2016, as amended by that certain Amendment No. 1 to Forbearance Agreement and First Amendment, dated as of April 28, 2016 (the “Existing Forbearance Agreement”);

C. WHEREAS, certain Lenders have asserted (but have not given notice under the Credit Agreement or any other Loan Document to the Borrower) that (i) an Event of Default has occurred based on the Borrower’s failure to be in compliance with the affirmative covenant set forth in Section 5.15 of the Credit Agreement with respect to causing Hercules Offshore Nigeria Limited to deliver the certificate of registration of the vessel mortgage at the NIMASA by April 15, 2016 (the “Specified Post-Closing Collateral Default”) and (ii) a Default has occurred based on the Borrower’s failure to be in compliance with the affirmative covenant set forth in Section 5.18 of the Credit Agreement with respect to using best efforts to cause the Gibraltar Guarantor to dissolve, merge or consolidate with or into another Loan Party within 120 days after the Closing Date (or such later date as the Administrative Agent shall agree in its sole discretion) (the “Specified Gibraltar Default”);

D. WHEREAS, (i) the Borrower, Hercules British Offshore Limited (“HBOL”) and Hercules North Sea, Ltd. (“HNS”) agreed with Jurong Shipyard Pte. Ltd. (“Jurong”) and Maersk Highlander UK Limited (“Maersk Highlander”) that Jurong will perform the obligations under the Highlander Construction Contract in favor of Maersk Highlander and Maersk Highlander is entitled to exercise any right, benefit and/or interest in, to, under or in connection with, the Highlander Construction Contract as if it were the “Purchaser” under the Highlander Construction Contract, to the exclusion of HNS, pursuant to that certain Deed, dated as the date hereof, between the Borrower, HBOL, HNS, Jurong and Maersk Highlander attached hereto as Exhibit C-1 (including, without limitation, all schedules and exhibits attached thereto, the “Tripartite Agreement”) (ii) HBOL agreed to assign and novate the Highlander Drilling Contract to Maersk Highlander pursuant to that certain Novation and amendment agreement in respect of a Drilling Contract relating to m.v. Hercules Highlander, dated as of the date hereof, between HBOL, Maersk Oil North Sea UK Limited and Maersk Highlander attached hereto as Exhibit C-2 (the “Highlander Drilling Contract Novation”), (iii) HBOL agreed to assign and novate that certain Standard Heavylift Charter Party (Heavycon 2007), dated as of February 12, 2015, by and among Dockwise Shipping B.V. and HBOL, as charterer to Maersk Highlander pursuant to that certain Novation and amendment agreement in respect of a Standard Heavylift Charter Party relating to the transport of m.v. Hercules Highlander, dated as the date hereof, between HBOL, Dockwise Shipping B.V.

and Maersk Highlander attached hereto as Exhibit C-3 (the “Heavy Lift Contract Novation”), (iv) the Borrower and HBOL agreed to sell or transfer (x) certain equipment, spares and consumables to be included on the Hercules Highlander prior to the commencement of the drilling operations pursuant to the Highlander Drilling Contract, which was procured by HBOL and other Affiliates prior to the date of this Release and (y) service agreements and training contracts related to the Hercules Highlander to Jurong pursuant to that certain Bill of Sale and Assignment, dated as of the date hereof, between the Borrower, HBOL and Jurong attached hereto as Exhibit C-4 (the “Bill of Sale” and, together with the Tripartite Agreement, Highlander Drilling Contract Novation and Heavy Lift Contract Novation, the “Transaction Documents”), (v) HNS and the Borrower shall terminate that certain Construction Management Agreement, dated as of August 11, 2014, between HNS and the Borrower (the “Construction Management Agreement Termination”), (vi) HNS shall terminate that certain Direct Agreement relating to the Construction Contract, dated as of May 19, 2014, by and among Hercules North Sea, Ltd., Maersk Oil North Sea UK Limited and Jurong Shipyard Pte Ltd. in respect of a Friede & Goldman Design JU2000E Jack Up Drilling Rig with Maersk Oil North Sea UK Limited on May 22, 2015 (the “Direct Agreement Termination”), and (vii) Hercules International Holdings, Ltd. (“HIHL”) shall terminate that certain parent guarantee, dated as of May 19, 2014, granted by HIHL in favor of Maersk Oil North Sea UK Limited (the “Parent Guarantee Termination” and, together with the Construction Management Agreement Termination and the Direct Agreement Termination, the “Terminations”);

E. WHEREAS, as of the date hereof, Events of Default have occurred under Sections 8.01(d), (e), (m), (n) and (o) of the Credit Agreement arising from the consummation of the transactions contemplated by the Transaction Documents and the Terminations (the “Transaction Events of Default”);

F. WHEREAS, as a result of the Transaction Events of Default, the Lenders party hereto, which constitute the Required Lenders, hereby direct the Administrative Agent to declare the Loans outstanding to be forthwith due and payable, in whole or in part, whereupon the principal of the Loans so declared due and payable, together with accrued interest thereon, unpaid accrued fees, the Applicable Premium, and all other Obligations of the Borrower accrued under the Credit Agreement and any other Loan Document shall forthwith become due and payable without presentment, demand, protest or any other notice of any kind pursuant to Section 8.01 of the Credit Agreement (the “Acceleration of Loans”);

G. WHEREAS, at the direction of the Required Lenders, the Administrative Agent hereby declares the Loans outstanding to be due and payable, in whole, including, without limitation the principal of the Loans, together with accrued interest thereon, unpaid accrued fees, the Applicable Premium, and all other Obligations of the Borrower accrued under the Credit Agreement and any other Loan Document;

H. WHEREAS, as a result of the Transaction Events of Default, the Lenders party hereto which constitute the Required Lenders, hereby direct the Administrative Agent to deliver a written instruction to the Escrow Agent to distribute all the funds in the Escrow Account to the Administrative Agent to prepay the Loans pursuant to Section III(d) of the Escrow Agreement and Section 2.10(a)(i) of the Credit Agreement;

I. WHEREAS, the Borrower, certain other Loan Parties party thereto and certain Lenders party thereto entered into that certain Restructuring Support Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time the “Restructuring Support Agreement”);

J. WHEREAS, pursuant to the Restructuring Support Agreement, the Borrower and certain of its Subsidiaries, other than the Non-Debtor Loan Parties (as hereinafter defined) (the “Debtor Loan Parties”) will file voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Chapter 11 Cases”);

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K. WHEREAS, as of the date hereof, the Events of Default listed on Exhibit A hereto may have occurred, have occurred, are expected to occur or may occur prior to the expiration of the Forbearance Period (as hereinafter defined) (collectively, the “Specified Defaults”);

L. WHEREAS, subject to the terms and conditions set forth herein and without any waiver of the Specified Defaults, the Lenders party hereto, which Lenders constitute the Required Lenders, have agreed to (i) forbear from exercising certain of their default-related rights and remedies against the Loan Parties with respect to the Specified Defaults (other than (w) the giving of written notice of the Specified Gibraltar Default pursuant to Sections 8.01(e) and 10.01 of the Credit Agreement, (x) the acceleration of the Loans pursuant to Section 8.01 of the Credit Agreement, (y) the delivery of a written direction instructing the Administrative Agent to deliver a written instruction to the Escrow Agent to distribute all the funds in the Escrow Account to the Administrative Agent to prepay the Loans pursuant to Section III(d) of the Escrow Agreement and Section 2.10(a)(i) of the Credit Agreement during the Forbearance Period (as defined hereinafter) and (z) the delivery by the Administrative Agent of a written instruction to the Escrow Agent to distribute all of the funds in the Escrow Account to the Administrative Agent to prepay the Loans pursuant to Section III(d) of the Escrow Agreement and Section 2.10(a)(i) of the Credit Agreement, (ii) consent to the release of all Liens on and security interests in any and all assets and property under the Loan Documents subject to the transactions contemplated by the Transaction Documents and the Terminations and (iii) upon the request of the Borrower after the Forbearance Effective Date, consent to the release of the Non-Debtor Loan Parties from their Guarantee and release the Liens on and security interest in any and all assets and property of the Non-Debtor Loan Parties upon the effective date of the Plan (as defined in the Restructuring Support Agreement) (the “Specified Consent”);

M. WHEREAS, the Required Lenders are willing, on the terms and subject to the conditions set forth below, and without any waiver of the Specified Defaults, to agree to the forbearance and the other agreements provided for herein and consent to the release of all Liens on and security interests in any and all assets and property under the Loan Documents subject to the transactions contemplated by the Transaction Documents and the Terminations; and

N. WHEREAS, each Lender under the Credit Agreement that executes and delivers this Agreement will, by the fact of such execution and delivery, be deemed to have agreed to the forbearance and the other agreements provided for herein and consent to the release of all Liens on and security interests in any and all assets and property under the Loan Documents subject to the transactions contemplated by the Transaction Documents and the Terminations provided for herein, on the terms set forth herein and subject to the conditions set forth in this Agreement without any waiver of the Specified Defaults.

NOW, THEREFORE, in consideration of the parties’ mutual promises in this Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Maersk Highlander (solely with respect to and for the purposes of receiving the releases set forth in Section 16) and the other parties hereto agree that the Existing Forbearance Agreement is hereby amended and restated in its entirety as follows:

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AGREEMENT

1. Definitions. As used herein, the following terms shall have the respective meanings set forth below:

“Claims” shall mean claims, actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or any other claims whatsoever (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment).

“Forbearance Default” shall mean (i) the occurrence of any Event of Default other than the Specified Defaults; (ii) the failure of any Loan Party to comply timely with any term, condition, or covenant set forth in this Agreement; (iii) the failure of any representation or warranty made by any Loan Party under or in connection with this Agreement to be true and complete as of the date when made; (iv) the failure of the Administrative Agent to receive a voluntary prepayment of the Loans within 3 Business Days after the delivery of the written instruction by the Administrative Agent to the Escrow Agent to distribute all of the funds in the Escrow Account to the Administrative Agent to prepay the Loans pursuant to Section III(d) of the Escrow Agreement in an amount equal to $200,000,000 due on such prepaid Loans and all accrued and unpaid interest due on such prepaid Loans; (v) the termination of the Restructuring Support Agreement; or (vi) there is a change, modification, supplement or amendment to the Restructuring Support Agreement or any version of the Plan in connection with the Chapter 11 Cases (including, without limitation, any change to the expense reimbursement obligations or general releases contemplated by the Restructuring Support Agreement as in effect on the date hereof) that is (A) materially adverse to the benefits and rights of the Administrative Agent and the Collateral Agent (it being understood and agreed that any change, modification or supplement to the scope of the expense reimbursement obligations or general releases in favor of the Administrative Agent and Collateral Agent contemplated by the Restructuring Support Agreement that is adverse in any respect to the Administrative Agent or the Collateral Agent shall be deemed to be materially adverse to the benefits and rights of the Administrative Agent and Collateral Agent) and (B) treats the Administrative Agent and the Collateral Agent materially inconsistent with the treatment of the Lenders, without the written consent of the Administrative Agent and the Collateral Agent.

“Forbearance Effective Date” shall mean the date on which all of the conditions precedent set forth in Section 6 hereof (each of which (other than Section 7(a) and Section 7(b); provided, that the payment condition set forth in Section 7(b) may be extended by the Administrative Agent in its sole discretion) may be waived by the Required Lenders in their sole discretion) have been met to the satisfaction of the Required Lenders.

“Forbearance Period” shall mean (a) prior to the commencement of the Chapter 11 Cases, the period beginning on the Forbearance Effective Date and ending on the earlier to occur of, unless otherwise mutually agreed in writing by the Borrower and the Required Lenders (with written notice to the Administrative Agent and the Collateral Agent and, solely in the case of clause (vi) in the definition of Forbearance Default, with the written consent of the Administrative Agent and the Collateral Agent): (i) the termination of the Forbearance Period as a result of any Forbearance Default and (ii) 11:59 p.m. (New York City time) on June 6, 2016 and (b) on or after the commencement of the Chapter 11 Cases, (x) with respect to the Debtor Loan Parties, the period beginning on the Forbearance Effective Date and ending on the earlier to occur of, unless otherwise mutually agreed in writing by the Borrower and the Required Lenders (with written notice to the Administrative Agent and the Collateral Agent and, solely in the case of clause (vi) in the definition of Forbearance Default, with the written consent of the Administrative Agent and the Collateral Agent): (i) the termination of the Forbearance Period as a result of any Forbearance Default and (ii) the date that is one Business Day after the Petition Date with respect to each Debtor Loan Party and (y) with respect to the Non-Debtor Loan Parties, the period beginning on the Forbearance Effective Date and ending on the earlier to occur of, unless otherwise mutually agreed in writing by the Borrower and the Required Lenders (with written notice to the Administrative Agent and the Collateral Agent): (i) the Plan Effective Date, (ii) the termination of the Restructuring Support Agreement and (iii) the termination of the Forbearance Period with respect to the Debtor Loan Parties under the foregoing clause (b)(x)(i) as a result of any Forbearance Default.

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“Lender Parties” shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, and (d) the successors and assigns of each of the foregoing.

“Lender Party Releasors” shall mean each Lender Party, on behalf of itself and on behalf of its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns.

“Non-Debtor Loan Parties” shall mean the Loan Parties that will not file voluntary petitions for relief under the chapter 11 of the Bankruptcy Code pursuant to the Restructuring Support Agreement listed in Exhibit B hereto.

“Petition Date” shall mean the date on which the Chapter 11 Cases are commenced.

“Plan Effective Date” shall mean the effective date of the Plan.

“Releasees” shall mean each of the Lender Parties in its capacity as a Lender, Administrative Agent or Collateral Agent and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing in their capacities as such.

“Releasors” shall mean each Loan Party, on behalf of itself and on behalf of its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns.

2. Acknowledgment. The Borrower hereby acknowledges and agrees that: (a) the certificate of registration of the vessel mortgage at the NIMASA was not delivered by April 15, 2016; (b) the Gibraltar Guarantor was not dissolved, merged or consolidated with or into another Loan Party as of the date which is 120 days after the Closing Date, (c) each Lender Party may or may not have certain default-related rights, powers and remedies under the Credit Agreement, any other Loan Document or applicable law with respect to the Specified Defaults (including, without limitation, the Specified Post-Closing Default and Specified Gibraltar Default), which shall not be impaired in any way and shall be fully preserved after the Forbearance Period by the Lender Parties as such default-related rights, powers and remedies under the Credit Agreement, any other Loan Document or applicable law, if any, (x) with respect to the Specified Post-Closing Collateral Default, existed as of April 16, 2016, notwithstanding the Borrower causing Hercules Offshore Nigeria Limited to deliver subsequent to April 15, 2016 the certificate of registration of the vessel mortgage at the NIMASA and (y) with respect to the Specified Gibraltar Default, existed as of the date which is 120 days after the Closing Date, subject to the Borrower causing the Gibraltar Guarantor to dissolve, merge or consolidate with or into another Loan Party within the cure period set forth in Section 8.01(e) of the Credit Agreement; (d) during the Forbearance Period it shall not be able to (i) deliver the Officer’s Certificate pursuant to Section III(a) of the Escrow Agreement to the Administrative Agent certifying the completion of the “Escrow Conditions” (as defined in the Escrow Agreement) or (ii) receive any funds on deposit in the Escrow Account; (e) the Transaction Events of Default have occurred and are continuing; (f) Events of Default will immediately occur upon the commencement of the Chapter 11 Cases; (g) upon the Acceleration of Loans, the Lenders are entitled to the Applicable Premium on the Called Principal pursuant to Section 2.10(a)(ii) of the Credit Agreement and (h) the Lenders are entitled to the Applicable Premium on any voluntary prepayment of the Loans with funds from the Escrow Account pursuant to Section III(d) of the Escrow Agreement as required by Section 2.10(a)(ii) of the Credit Agreement. No Lender Party has waived or presently intends to waive

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the Specified Defaults, and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver. The Loan Parties reserve all of their rights, powers and remedies under the Credit Agreement, the other Loan Documents and applicable law.

3. Forbearance; Forbearance Default Rights and Remedies.

(a) Effective on the Forbearance Effective Date, each Lender Party agrees, without any waiver of the Specified Defaults, that until the expiration or termination of the Forbearance Period, it will forbear from exercising the rights and remedies available to it (if any) under Article VIII of the Credit Agreement (other than (w) the giving of written notice of the Specified Gibraltar Default pursuant to Sections 8.01(e) and 10.01 of the Credit Agreement, (x) the acceleration of the Loans pursuant to Section 8.01 of the Credit Agreement, (y) the delivery of a written direction instructing the Administrative Agent to deliver a written instruction to Escrow Agent to distribute all the funds in the Escrow Account to the Administrative Agent to prepay the Loans pursuant to Section III(d) of the Escrow Agreement and Section 2.10(a)(i) of the Credit Agreement and (z) the delivery by the Administrative Agent of a written instruction to the Escrow Agent to distribute all of the funds in the Escrow Account to the Administrative Agent to prepay the Loans pursuant to III(d) of the Escrow Agreement and Section 2.10(a)(i) of the Credit Agreement), under the other Loan Documents and/or under applicable law, in each case against any Loan Party or the Collateral solely with respect to the Specified Defaults; provided, however, that (i) nothing herein shall restrict, impair or otherwise affect any Lender Party’s rights and remedies under any agreements containing subordination provisions in favor of any or all of the Lender Parties (including, without limitation, any rights or remedies available to the Lender Parties as a result of the occurrence or continuation of the Specified Defaults) or amend or modify any provision thereof, (ii) nothing herein shall restrict, impair or otherwise affect the Administrative Agent’s or any Lender’s right to file, record, publish or deliver a notice of default or document of similar effect under any state foreclosure law upon the expiration or termination of the Forbearance Period. Any Forbearance Default shall constitute an immediate Event of Default under this Agreement, the Credit Agreement, and the other Loan Documents without the requirement of any demand, presentment, protest, or notice of any kind to any Loan Party (all of which each Loan Party waives) and (iii) nothing herein shall restrict, impair or otherwise affect the Administrative Agent’s ability to comply with instructions from the Required Lenders as contemplated by herein and apply the funds in the Escrow Account to prepay the Loans pursuant to Section III(d) of the Escrow Agreement and Section 2.10(a)(i) of the Credit Agreement to the extent that the Administrative Agent is directed by the Required Lenders in accordance with the terms herein, the Escrow Agreement and the other Loan Documents. Notwithstanding anything herein to the contrary, any statement or provision contained in this Agreement (other than the statements and provisions contained clauses (a), (b), (c), (e) and (f) in the first sentence of Section 2 of this Agreement) or action taken by the Loan Parties with respect to the Specified Defaults (including, without limitation, the occurrence thereof, but excluding the fact that the certificate of registration of the vessel mortgage at the NIMASA was not delivered by April 15, 2016 and the Gibraltar Guarantor was not dissolved, merged or consolidated with or into another Loan Party as of the date which is 120 days after the Closing Date) shall not be, or shall not be deemed to be an admission or waiver of any rights of the Loan Parties with respect to the Specified Defaults (including, without limitation, the occurrence thereof, but excluding the fact the certificate of registration of the vessel mortgage at the NIMASA was not delivered by April 15, 2016 and the Gibraltar Guarantor was not dissolved, merged or consolidated with or into another Loan

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Party as of the date which is 120 days after the Closing Date) under the Credit Agreement, any other Loan Document or applicable law. The parties hereto (other than Maersk Highlander) agree that the principal of or interest on any Loan or any other amount payable under the Loan Documents shall not bear interest at the Default Rate during the Forbearance Period, except as may otherwise be provided in the Restructuring Support Agreement, the Plan or any order entered in the Chapter 11 Cases (including any order entered in the Chapter 11 Cases authorizing the use of the Lender Parties’ Collateral). The Required Lenders hereby instruct the Administrative Agent and the Collateral Agent that, during the Forbearance Period, neither the Administrative Agent nor the Collateral Agent shall exercise any rights or remedies available to either such Person under Article VIII of the Credit Agreement (other than (x) the giving of written notice of the Specified Gibraltar Default pursuant to Sections 8.01(e) and 10.01 of the Credit Agreement, (y) the acceleration of the Loans pursuant to Section 8.01 of the Credit Agreement, and (z) the delivery of a written instruction to Escrow Agent (after the receipt of written instruction from the Required Lenders) to distribute all the funds in the Escrow Account to the Administrative Agent to prepay the Loans pursuant to Section III(d) of the Escrow Agreement and Section 2.10(a)(i) of the Credit Agreement, and upon receipt of such funds, to prepay the Loans), under the other Loan Documents and/or under applicable law.

(b)	Upon the occurrence of a Forbearance Default (other than with respect to the Non-Debtor Loan Parties on or after the commencement of the Chapter 11 Cases) or the expiration or termination of the Forbearance Period, the agreement of the Lender Parties hereunder to forbear from exercising their respective default-related rights and remedies (if any) shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind to any Loan Party (all of which each Loan Party waives). Without limiting the generality of the foregoing, upon the occurrence of a Forbearance Default (other than with respect to the Non-Debtor Loan Parties on or after the commencement of the Chapter 11 Cases) or the expiration or termination of the Forbearance Period, the Lender Parties, subject to the terms of any order entered in the Chapter 11 Cases, may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind to any Loan Party (but subject to applicable law and the rights and remedies of any Loan Party): (i) suspend or terminate any commitment to provide Loans or other extensions of credit under any Loan Document or declare the Loans then outstanding to be forthwith due and payable in whole or in part; (ii) commence any legal or other action to collect any or all of the obligations under the Loan Documents from any Loan Party; (iii) foreclose or otherwise realize on any or all of the Collateral; (iv) set off or apply to the payment of any or all of the obligations under the Loan Documents any property belonging to any Loan Party that is held by any Lender Party; and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any Loan Document or applicable law, all of which rights and remedies are fully reserved by the Lender Parties.

(c)

Any agreement by the Lender Parties to extend the Forbearance Period or to waive a Forbearance Default or any condition to the effectiveness hereof must be set forth in writing and signed by a duly authorized signatory of each party required to consent pursuant to Section 10.02 of the Credit Agreement. None of the Administrative Agent, the Collateral Agent nor any Lender is obligated to extend the Forbearance Period or waive a Forbearance Default, and may decide to do so (or not do so) in its sole discretion (or, with respect to the Administrative Agent and the Collateral Agent, at the written direction of the Required Lenders (except with respect to a Forbearance Default under

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clause (vi) of the definition thereof). Each of the Loan Parties acknowledges that the Lender Parties have not made any assurances concerning any extension of the Forbearance Period or waiver of any Forbearance Defaults.

(d)	The parties hereto (other than Maersk Highlander) agree that the running of all statutes of limitation or doctrine of laches or estoppel applicable to all claims or causes of action that any Lender Party may be entitled to take or bring in order to enforce its rights and remedies against any Loan Party is, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(e)	Any misrepresentation of a Loan Party, or any failure of a Loan Party to comply with the covenants, conditions and agreements contained in any agreement, document or instrument executed or delivered by any Loan Party with, to or in favor of any Lender Party (other than this Agreement) which would cause an Event of Default (other than the Specified Defaults) to occur under the Loan Documents shall constitute a Forbearance Default hereunder. Any misrepresentation of a Loan Party, or any failure of a Loan Party to comply with the covenants, conditions and agreements contained in this Agreement shall constitute a Forbearance Default hereunder. For the avoidance of doubt, the occurrence of the Specified Defaults in and of itself shall not constitute a Forbearance Default.

4. Consents. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Lenders party hereto (which constitute the requisite consent required under the Credit Agreement or any other Loan Document) hereby consent, without any waiver of the Specified Defaults, to the release, discharge and termination of all Liens on and security interests in any and all assets and property under the Loan Documents subject to the transactions contemplated by the Transaction Documents and the Terminations; provided, that the Loan Parties and the Lenders party hereto agree and acknowledge that the consummation of the transactions contemplated by the Transaction Documents and the Terminations shall constitute an Event of Default under Section 8.01 of the Credit Agreement regardless of the foregoing consent given by the Lenders and such Event of Default entitles the Administrative Agent and the Lenders to exercise all rights and remedies against the Loan Parties, including the Acceleration of Loans, subject to Section 3 but always without prejudice to the above mentioned releases.

5. Acknowledgment and Agreement to Negotiate in Good Faith. During the Forbearance Period, the Loan Parties and the Lenders parties hereto hereby agree to negotiate in good faith with respect to the Definitive Documents (as defined in the Restructuring Support Agreement) and the transaction contemplated by the Restructuring Support Agreement in accordance with Section 3 of the Restructuring Support Agreement.

6. Representations and Warranties. The Loan Parties represent and warrant to each of the Lenders party hereto, the Administrative Agent and the Collateral Agent that, after giving effect to this Agreement:

(a)

The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects ((i) except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects and (ii) other than the representations and warranties set forth in (w) the third sentence of Section 3.08 of the Credit Agreement with respect to the Specified Defaults, (x) the second and third sentences of Section 3.09 of the Credit Agreement with respect to the Highlander Construction Contract,

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Highlander Drilling Contract, the Terminations or any other contract or agreement related to the Hercules Highlander, (y) Section 3.16 of the Credit Agreement and (z) Section 3.21 of the Credit Agreement) on and as of the Forbearance Effective Date to the same extent as if made on and as of the Forbearance Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date.

(b)	Other than the Specified Defaults, no Default or Event of Default has occurred or will result from the consummation of the transactions contemplated by this Agreement.

7. Condition Precedent. This Agreement shall become effective on the Forbearance Effective Date whereupon this Agreement shall become effective as to all Lenders and Loan Parties in accordance with Section 10.02 of the Credit Agreement, provided that all of the following conditions precedent have been satisfied (or (x) in the case of Section 7(b), waived by the Administrative Agent or (y) in the case of Section 7(c), waived by the Required Lenders):

(a)	The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (x) each Loan Party, (y) the Administrative Agent and the Collateral Agent, and (z) the Lenders constituting the Required Lenders under the Credit Agreement.

(b)	The Borrower shall have paid the Administrative Agent for all reasonable and documented out-of-pocket fees and reimbursement of all reasonable and documented out-of-pocket costs and expenses required to be paid by the Borrower in connection with the transactions contemplated hereunder, under any other Loan Document or as separately agreed to by the Borrower to the extent invoiced at least one (1) day prior to the Forbearance Effective Date.

(c)	The representations and warranties set forth in Section 6 of this Agreement shall be true and correct on and as of the Forbearance Effective Date.

8. Ratification.

(a) All of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended, waived, or modified, except as specifically set forth herein. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Loan Parties, other than as amended by or as set forth in this Agreement. Without limiting the generality of the releases contained herein (including, without limitation, Section 14 hereof), the parties hereto (other than Maersk Highlander) hereby expressly acknowledge, ratify and reaffirm all of the exculpatory provisions in favor of the Administrative Agent and the Collateral Agent contained in the Credit Agreement and any other Loan Document, including, without limitation, Section 9.03 of the Credit Agreement.

(b) The Borrower and each of the Subsidiary Guarantors hereby ratifies and reaffirms the Obligations and the Guaranteed Obligations, as applicable, the Credit Agreement as amended hereby, each of the other Loan Documents to which it is a party and all of the covenants, duties, indebtedness and liabilities under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party.

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(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Agreement, this Agreement shall for all purposes constitute a Loan Document.

(d) On and after the Forbearance Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended hereby.

9. Direction. The Lenders party hereto hereby (i) direct the Administrative Agent and the Collateral Agent to execute and deliver this Agreement and, in connection therewith, to grant the releases set forth in Section 16 hereof, (ii) direct the Administrative Agent and the Collateral Agent to release, discharge and terminate any Liens on and any security interest in any and all assets or property under the Loan Documents subject to the transactions contemplated by the Transaction Documents and the Terminations, (iii) direct the Administrative Agent and the Collateral Agent to execute, deliver and file (at the sole expense of the Loan Parties) or authorize the Loan Parties or their respective counsel (or a Person designated by the Loan Parties or their counsel) to file (in consultation with the Administrative Agent, the Collateral Agent and the Required Lenders) the documents set forth on Exhibit D (the “Release Documents”) and any other documents that may be necessary to give effect to the release, discharge and termination of any Liens on and security interest in any and all assets or property under the Loan Documents, as and to the extent reasonably requested by the Loan Parties in connection with the transactions contemplated by the Transaction Documents and Terminations, (iv) direct the Administrative Agent to declare the Loans outstanding to be forthwith due and payable, in whole or in part, whereupon the principal of the Loans so declared due and payable, together with accrued interest thereon, unpaid accrued fees, the Applicable Premium, and all other Obligations of the Borrower accrued under the Credit Agreement and any other Loan Document shall forthwith become due and payable without presentment, demand, protest or any other notice of any kind pursuant to Section 8.01 of the Credit Agreement, (v) direct the Administrative Agent to deliver a written instruction to the Escrow Agent to distribute all the funds in the Escrow Account to the Administrative Agent to prepay the Loans pursuant to Section III(d) of the Escrow Agreement and Section 2.10(a)(i) of the Credit Agreement, and (vi) ratify and reaffirm (a) their several obligations to indemnify the Administrative Agent and the Collateral Agent, each in its capacity as such, pursuant to, and in accordance with, Section 9.08 of the Credit Agreement and (b) the exculpatory provisions of Section 9.03 of the Credit Agreement.

10. Notice of Acceleration. Pursuant to Section 8.01 of the Credit Agreement and at the request of the Required Lenders pursuant to Section 9 herein, the Administrative Agent hereby gives notice to the Borrower that (i) the Commitments under the Credit Agreement are terminated and (ii) the outstanding Loans are hereby declared due and payable, in whole, including, without limitation the principal of the Loans, together with accrued interest thereon, unpaid accrued fees, the Applicable Premium, and all other Obligations of the Borrower accrued under the Credit Agreement and any other Loan Document.

11. Notice of Voluntary Prepayment. Pursuant to Section 2.10(i) of the Credit Agreement, the Borrower hereby gives notice to the Administrative Agent of its election to make a voluntary prepayment pursuant to Section 2.10(a)(i) of the Credit Agreement in a principal amount equal to $200,000,000 on the date on which the Administrative Agent receives funds in the Escrow Account (or, if

10

the Administrative Agent receives the funds in the Escrow Account after 3:00 p.m. (New York City time), on the next succeeding Business Day). The Lenders party hereto and the Administrative Agent hereby waive any required notice period pursuant to Section 2.10(i) of the Credit Agreement.

12. Signatures. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Agreement.

13. Miscellaneous. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.09 and 10.10 of the Credit Agreement are incorporated by reference herein mutatis mutandis. The provisions of this Agreement shall be binding upon and inure to the benefit of the Loan Parties, Administrative Agent, the Collateral Agent, and the Lenders and their respective successors and permitted assigns.

14. General Release. IN CONSIDERATION OF, AMONG OTHER THINGS, ADMINISTRATIVE AGENT’S, COLLATERAL AGENT’S AND REQUIRED LENDERS’ EXECUTION AND DELIVERY OF (OR CONSENT TO DELIVERY AND EXECUTION OF) THIS AGREEMENT, EACH OF THE RELEASORS HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST ANY RELEASEE AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS (OTHER THAN ANY CLAIMS (IF ANY) THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH THE SPECIFIED POST-CLOSING DEFAULT, SPECIFIED GIBRALTAR DEFAULT OR THE PREPAYMENT OF THE LOANS FROM THE FUNDS IN THE ESCROW ACCOUNT AS A PREFERENTIAL TRANSFER UNDER SECTION 547 OF THE BANKRUPTCY CODE) THAT SUCH RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF WHATEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE FORBEARANCE EFFECTIVE DATE, THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH OR (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE LOAN PARTIES, ON THE ONE HAND, AND ANY OR ALL OF THE LENDER PARTIES, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE DOCUMENTS, TRANSACTIONS, ACTIONS OR OMISSIONS REFERENCED IN CLAUSE (I) HEREOF. WITHOUT LIMITING THE EFFECT OF THE FOREGOING, THE RECEIPT BY ANY LOAN PARTY OF ANY LOANS OR OTHER FINANCIAL ACCOMMODATIONS MADE BY ANY LENDER PARTY AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION, AND CONFIRMATION BY SUCH PARTY OF THE FOREGOING GENERAL RELEASE OF ALL CLAIMS AGAINST THE RELEASEES WHICH ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH LOANS OR OTHER FINANCIAL ACCOMMODATIONS. IN ENTERING INTO THIS AGREEMENT, EACH LOAN PARTY CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY

11

WAY ON ANY SUCH REPRESENTATIONS, ACTS OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, ANY LOAN DOCUMENT, AND PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE LOAN DOCUMENTS.

15. Release of Non-Debtor Loan Parties.

(a) Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, and subject to the satisfaction of the terms and conditions set forth in Section 15(b), the Lenders party hereto hereby agree to take (and direct the Administrative Agent and Collateral Agent to take) any and all actions reasonably necessary, including the execution and delivery of a written consent upon the request by the Borrower after the Forbearance Effective Date, to (i) the release, discharge and termination of all obligations of the Non-Debtor Loan Parties, as Guarantors, under the Loan Documents upon the Plan Effective Date and (ii) the release, discharge and termination of all Liens on and security interests in any and all assets and property of the Non-Debtor Loan Parties under the Loan Documents upon the Plan Effective Date.

(b) The Non-Debtor Loan Parties hereby agree to take any and all actions reasonably necessary to provide a release of the Releasees upon the release, discharges and terminations described in Section 15(a) in form and substance substantially similar to the releases provided by the Debtor Loan Parties in the Plan.

16. Release of Maersk Releasees.

(a) THE LENDER PARTIES PARTY HERETO AGREE THAT MAERSK HIGHLANDER IS ENTERING INTO THE TRANSACTION DOCUMENTS IN GOOD FAITH AND FOR VALUE AND IT IS HEREBY EXPRESSLY AGREED AND DECLARED BY EACH OF THE LENDER PARTIES PARTY HERETO THAT MAERSK HIGHLANDER SHALL NOT ASSUME ANY LIABILITY UNDER OR IN CONNECTION WITH THIS AGREEMENT. FURTHER IN CONSIDERATION OF, AMONG OTHER THINGS, MAERSK HIGHLANDER’S EXECUTION AND CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND EACH OF THE TRANSACTION DOCUMENTS, EACH OF THE LENDER PARTY RELEASORS HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE, VOLUNTARILY AID OR SUPPORT IN ANY WAY, OR CAUSE TO BE COMMENCED OR PROSECUTED AGAINST MAERSK HIGHLANDER OR ANY OF ITS PARENT, PARENT’S SUBSIDIARIES, ASSIGNS, TRANSFEREES AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS AND OTHER REPRESENTATIVES (IN EACH CASE, IN THEIR CAPACITY AS SUCH) (COLLECTIVELY, THE “MAERSK RELEASEES”) AND HEREBY FOREVER RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH MAERSK RELEASEE FROM ANY AND ALL CLAIMS, RIGHTS AND DEMANDS THAT SUCH RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF WHATEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, WHETHER IN THIS JURISDICTION OR ANOTHER AGAINST THE MAERSK RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE FORBEARANCE EFFECTIVE DATE, THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE TRANSACTION DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH, (II) ANY OR ALL OF THE TERMINATIONS OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH, AND (III) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE LOAN PARTIES, ON THE ONE HAND, AND

12

MAERSK HIGHLANDER, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE DOCUMENTS, TRANSACTIONS, ACTIONS OR OMISSIONS REFERENCED IN CLAUSES (I) AND (II) HEREOF. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE MAERSK RELEASEES MAY ENFORCE THESE RELEASES DIRECTLY OR MAERSK HIGHLANDER MAY ENFORCE THESE RELEASES ON THEIR BEHALF.

(b) Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, no amendment, modification, waiver, replacement, termination, or cancellation of any provision of this Section 16 will be valid, unless the same shall be in writing and signed by the Lender Parties party hereto and Maersk Highlander.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

HERCULES OFFSHORE, INC.

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	SVP & CFO

CLIFFS DRILLING COMPANY
FDT LLC
FDT HOLDINGS LLC
HERCULES DRILLING COMPANY, LLC
HERCULES OFFSHORE LIFTBOAT COMPANY LLC
HERO HOLDINGS, INC.
SD DRILLING LLC
THE OFFSHORE DRILLING COMPANY
THE ONSHORE DRILLING COMPANY
TODCO AMERICAS INC.
TODCO INTERNATIONAL INC.
HERCULES LIFTBOAT COMPANY, LLC
HERCULES OFFSHORE SERVICES LLC
HERCULES OFFSHORE INTERNATIONAL, LLC

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

DISCOVERY OFFSHORE (GIBRALTAR)
LIMITED

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Authorized Signatory

By:	/s/ Beau M. Thompson
Name:	Beau M. Thompson
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

HERCULES OFFSHORE (NIGERIA) LIMITED

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

DISCOVERY NORTH SEA LTD.
DISCOVERY OFFSHORE SERVICES LTD.
HERCULES ASSET MANAGEMENT LTD.
HERCULES INTERNATIONAL DRILLING LTD.
HERCULES INTERNATIONAL HOLDINGS, LTD.
HERCULES INTERNATIONAL MANAGEMENT COMPANY LTD.
HERCULES INTERNATIONAL OFFSHORE, LTD.
HERCULES NORTH SEA, LTD.
HERCULES OFFSHORE ARABIA, LTD.
HERCULES OFFSHORE HOLDINGS LTD.
HERCULES OFFSHORE MIDDLE EAST LTD.
HERCULES OILFIELD SERVICES LTD.
TODCO TRINIDAD LTD.

By:	/s/ Claus E. Feyling
Name:	Claus E. Feyling
Title:	Director

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

HERCULES OFFSHORE LABUAN CORPORATION
HERCULES TANJUNG ASIA SDN. BHD.

By:	/s/ Claus E. Feyling
Name:	Claus E. Feyling
Title:	Director

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

HERCULES BRITANNIA HOLDINGS LIMITED
HERCULES BRITISH OFFSHORE LIMITED
HERCULES NORTH SEA DRILLER LIMITED
HERCULES OFFSHORE UK LIMITED

By:	/s/ Claus E. Feyling
Name:	Claus E. Feyling
Title:	Director

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

JEFFERIES FINANCE LLC,
as Administrative Agent and Collateral Agent

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

LUMINUS ENERGY MASTER FUND, LTD., as
Lender

By:	/s/ Jonathan Barrett
Name : Jonathan Barrett
Title: Director

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

CERTAIN FUNDS AND ACCOUNTS EACH
ACTING as Lender, severally and not jointly

By: T. ROWE PRICE ASSOCIATES, INC., as investment adviser

By:	/s/ Rodney M. Rayburn
Name: Rodney M. Rayburn
Title : Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., as investment manager on behalf of certain of its clients:

By:	/s/ Steven Kotsen
Name: Steven Kotsen
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

SIMPLON INTERNATIONAL LIMITED, as Lender

By:	/s/ Thomas A. Mckay
Name: Thomas A. Mckay
Title: Its Attorney-In-Fact

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

BOWERY OPPORTUNITY FUND, L.P., as Lender
By: Bowery Opportunity Management, LLC, its General Partner

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Manager

BOWERY OPPORTUNITY FUND, Ltd., as Lender

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Director

BLACKWELL PARTNERS LLC – SERIES A, as Lender
By: Bowery Investment Management, LLC, its Manager

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Manager

P BOWERY, LTD, as Lender
By: Bowery Investment Management, LLC, its investment manager

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

THIRD AVENUE TRUST, ON BEHALF OF THIRD AVENUE FOCUSED CREDIT FUND

By: Third Avenue Management, LLC, its investment advisor

By:	/s/ W. James Hall
	Name:	W. James Hall
	Title:	General Counsel

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

SOUTH DAKOTA RETIREMENT SYSTEM

By:	/s/ Matthew L. Clark
	Name:	Matthew L. Clark
	Title:	State Investment Officer on behalf of the South Dakota Retirement System

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

WESTERN ASSET MANAGEMENT COMPANY, as investment manager and agent on behalf of certain of its clients

By:	/s/ Adam Wright
	Name:	Adam Wright
	Title:	Manager, U.S. Legal Affairs

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

QPB HOLDINGS LTD, as Lender

By:	/s/ Thomas L. O’Grady
	Name:	Thomas L. O’Grady
	Title:	Attorney-in-Fact

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Michael Lee
	Name:	Michael Lee
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

Accepted and agreed solely as to Section 16:

MAERSK HIGHLANDER UK LIMITED

By:	/s/ Morten Nordernd-Powelsen
Name:	Morten Nordernd-Powelsen
Title:	Head of New Projects & Technology

[SIGNATURE PAGE TO AMENDED AND RESTATED FORBEARANCE AGREEMENT]

Exhibit A

Specified Defaults

1.	Specified Post-Closing Covenant Default.

2.	Specified Gibraltar Default.

3.	Transaction Events of Default.

4.	Any breach, violation, Default or Event of Default under Section 8.01(e) of the Credit Agreement as a result of non-compliance with Section 5.01(i) of the Credit Agreement.

5.	Any breach, violation, Default or Event of Default under Section 8.01(o) of the Credit Agreement;

6.	Any breach, violation, Default or Event of Default arising under Section 8.01(h) as a result of the Chapter 11 Cases.

7.	Any breach, violation, Default or Event of Default under Section 8.01(m) with respect to any Material Adverse Effect as customarily occurs as a result of events leading up to and following the commencement of a proceeding under Chapter 11 of the Bankruptcy Code.

8.	Any Defaults or Events of Default that may occur after the commencement of the Chapter 11 Cases.

9.	The failure to promptly provide (i) notice of the occurrence of the foregoing Defaults and/or Events of Default,(ii) notice of any development that has resulted in, or could reasonably be expected to result in a Material Adverse Effect in connection with the foregoing, (iii) notice of the termination or amendment to any Material Agreement or the Borrower as result of the transactions contemplated by the Transaction Documents or the Terminations, (iv) notice of the occurrence of any event that could materially and adversely affect the value of the Collateral, taken as a whole, as contemplated by this Agreement and (v) notice to the Escrow Agent and Administrative Agent that the conditions set forth in the Escrow Agreement with respect to the release of proceeds of the Escrowed Loans cannot be satisfied.

Exhibit B

Non-Debtor Loan Parties

1.	Hercules British Offshore Limited

2.	Hercules International Holdings, Ltd.

3.	Hercules North Sea, Ltd.

4.	Discovery North Sea Ltd.

5.	Discovery Offshore (Gibraltar) Limited

6.	Discovery Offshore Services Ltd.

7.	Hercules Asset Management Ltd.

8.	Hercules Britannia Holdings Limited

9.	Hercules International Drilling Ltd.

10.	Hercules International Management Company Ltd.

11.	Hercules International Offshore, Ltd.

12.	Hercules North Sea Driller Limited

13.	Hercules Offshore (Nigeria) Limited

14.	Hercules Offshore Arabia, Ltd.

15.	Hercules Offshore Holdings Ltd.

16.	Hercules Offshore Labuan Corporation

17.	Hercules Tanjung Asia Sdn. Bhd.

18.	Hercules Offshore Middle East Ltd.

19.	Hercules Offshore UK Limited

20.	Hercules Oilfield Services Ltd.

21.	TODCO Trinidad Ltd.

22.	Hercules Offshore International, LLC

23.	Hercules Liftboat Company, LLC

Exhibit C-1

[See Attached]

Exhibit C-2

[See Attached]

Exhibit C-3

[See Attached]

Exhibit C-4

[See Attached]

Exhibit D

Release Documents

1.	Collateral Release, dated as of the date hereof, by and among the Borrower, Hercules British Offshore Limited, Hercules North Sea, Ltd., the Administrative Agent and the Collateral Agent.

2.	The Deed of Release, dated as of the date hereof (the “Deed of Release”), by and among, Hercules Britannia Holdings Limited, Hercules Offshore UK Limited, Hercules British Offshore Limited, Hercules North Sea Driller Limited and the Collateral Agent.

3.	UCC-3 amendment with respect to the UCC-1 financing statement #2015113878 filed on November 6, 2016 at the District of Columbia Recorder of Deeds.

4.	UCC-3 amendment with respect to the UCC-1 financing statement #15-0036041434 filed on November 9, 2016 at the Secretary of State of Texas.

5.	UCC-3 amendment with respect to the UCC-1 financing statement #2015113913 filed on November 6, 2016 at the District of Columbia Recorder of Deeds.

6.	UCC-3 amendment with respect to the UCC-1 financing statement #15-0036040423 filed on November 9, 2016 at the Secretary of State of Texas.

7.	UCC-3 amendment with respect to the UCC-1 financing statement #2015 5197511 filed on November 6, 2016 at the Secretary of State of Delaware.

8.	MRO5 form with respect to the Debenture registered in respect of Hercules British Offshore Limited with Companies House of England and Wales.

9.	Notices of Reassignment in relation to the Deed of Release.